Exhibit 10.6L

ELEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Eleventh Amendment to Loan and Security Agreement is entered into as of August 15, 2011 (the “Amendment”) by and between SQUARE 1 BANK (“Bank”) and THE ACTIVE NETWORK, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 30, 2008, as may be amended from time to time, including without limitation by that certain Waiver to Loan and Security Agreement dated as of June 22, 2009, by that certain Consent dated August 31, 2009, by that certain Consent and First Amendment to Loan and Security Agreement dated September 29, 2009, that certain Second Amendment to Loan and Security Agreement dated as of October 29, 2009, that certain Third Amendment to Loan and Security Agreement dated as of November 30, 2009, that certain Fourth Amendment to Loan and Security Agreement dated as of January 26, 2010, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated March 31, 2010, that certain Sixth Amendment to Loan and Security Agreement dated as of April 21, 2010, that certain Consent Letter dated April 27, 2010, that certain Seventh Amendment to Loan and Security Agreement dated as of May 27, 2010, that certain Eighth Amendment to Loan and Security Agreement dated as of July 15, 2010, that certain Ninth Amendment to Loan and Security Agreement dated as of May 17, 2011, and that certain Tenth Amendment to Loan and Security Agreement dated as of July 26, 2011 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. By no later than September 15, 2011, Borrower shall close its account with Wells Fargo Bank, Account Number 12923298, and transfer all funds to an account covered by that certain Restricted Account and Securities Account Control Agreement dated October 30, 2008 by and among Borrower, Bank and Wells Fargo Bank or another deposit or securities account subject to an account control agreement in form and substance satisfactory to Bank.

2. The following defined term in Exhibit A of the Agreement is amended to read as follows:

“Revolving Maturity Date” means August 12, 2012.

3. Clause (k) is hereby added to the defined term “Permitted Indebtedness” in Exhibit A of the Agreement as follows:

(k) Indebtedness not to exceed $4,000,000 in the aggregate at any time outstanding for program licenses and related technical support provided to Borrower by Oracle America, Inc. under that certain Oracle License and Services Agreement v021910 dated August 31, 2010, as amended, modified, supplemented, extended or restated from time to time provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement, in each case, as amended hereby.

5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, other than (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances pertaining to the Borrower’s business and permitted under the Agreement and other Loan Documents.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an affirmation of guaranty (Automated License Systems, Inc. and ReserveAmerica, Inc.);

(c) an amendment fee of $10,000 and an amount equal to all reasonable Bank Expenses incurred through the date of this Amendment; and

(d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE ACTIVE NETWORK, INC.

By:	/s/ Scott Mendel
Title:	CFO

SQUARE 1 BANK

By:	/s/ Peter M. Drees
Title:	Senior Vice President

AFFIRMATION OF GUARANTY

This AFFIRMATION OF GUARANTY is made as of August 15, 2011 (the “Affirmation”), by the undersigned (collectively, “Guarantor”) for the benefit of Square I Bank (“Bank”).

RECITALS

Bank and THE ACTIVE NETWORK, INC. (“Borrower”) are parties to that certain Loan and Security Agreement dated as of October 30, 2008, as may be amended from time to time, including without limitation by that certain Waiver to Loan and Security Agreement dated as of June 22, 2009, by that certain Consent dated August 31, 2009, by that certain Consent and First Amendment to Loan and Security Agreement dated September 29, 2009, that certain Second Amendment to Loan and Security Agreement dated as of October 29, 2009, that certain Third Amendment to Loan and Security Agreement dated as of November 30, 2009, that certain Fourth Amendment to Loan and Security Agreement dated as of January 26, 2010, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated March 31, 20 I 0, that certain Sixth Amendment to Loan and Security Agreement dated as of April 21, 2010, that certain Consent Letter dated April 27, 2010, that certain Seventh Amendment to Loan and Security Agreement dated as of May 27, 2010, that certain Eighth Amendment to Loan and Security Agreement dated as of July 15, 2010, that certain Ninth Amendment to Loan and Security Agreement dated as of May 17,2011, and that certain Tenth Amendment to Loan and Security Agreement dated as of July 26, 2011 (collectively, the “Loan Agreement”). Guarantor executed for the benefit of Bank an Unconditional Guaranty relating to the Obligations of Borrower under the Loan Agreement (“Guaranty”). Borrower and Bank propose to enter into an Eleventh Amendment to Loan and Security Agreement dated as of the date hereof (the “Amendment”). Bank has agreed to enter into the Amendment provided, among other things, that Guarantor consents to the entry by Borrower into the Amendment and agrees that its Guaranty will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1. Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

2. The Guaranty is and shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan Agreement). Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.

3. Guarantor represents and warrants that the representations and warranties contained in the Guaranty are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Affirmation as of the first date above written.

AUTOMATED LICENSE SYSTEMS, INC.

By:	/s/ Mike Skelly
Name:	Mike Skelly
Title:	CFO

RESERVEAMERICA, INC.

By:	/s/ Mike Skelly
Name:	Mike Skelly
Title:	CFO

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